EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Circle Star Energy Corp. (the “Company”) on Form 10-K for the period ended April 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Brow, President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 29, 2011                                                             By:  /s/ David Brow
David Brow, President
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Circle Star Energy Corp. and will be retained by Circle Star Energy Corp. and furnished to the Securities and Exchange Commission or its staff upon request.